Exhibit 99.1

EXECUTION COPY

June 11, 2012

Highfields Capital Management LP

John Hancock Tower

200 Clarendon Street

59th Floor

Boston, Massachusetts 02116

Gentlemen:

This letter constitutes the support agreement (the “Agreement”) between CoreLogic, Inc., a Delaware corporation (the “Company”), on the one hand, and Highfields Capital Management LP, a Delaware limited partnership (“HCM”), Highfields GP LLC, a Delaware limited liability company (“HGP”), Highfields Associates LLC, a Delaware limited liability company (“HA”), Highfields Capital I LP, a Delaware limited partnership (“HCI”), Highfields Capital II LP, a Delaware limited partnership (“HCII”), and Highfields Capital III L.P., an exempted limited partnership organized under the laws of the Cayman Islands, B.W.I. (“HCIII” and, together with HCM, HGP, HA, HCI, and HCII, each a “Stockholder” and, collectively, the “Stockholders”), on the other hand.

RECITALS

WHEREAS, on March 19, 2012 the Company announced that it had engaged Spencer Stuart to conduct a comprehensive search to identify and assist the Company in the selection of additional candidates for election to the Company’s board of directors (the “Board”), and that the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) would, in connection with the search, solicit input on potential director candidates from the largest stockholders of the Company;

WHEREAS, the Stockholders provided recommendations and other input to the Company regarding potential directors, and to preserve its rights, on May 1, 2012, notified the Company of their intention to nominate three candidates for election to the Board; and

WHEREAS, the Company has informed the Stockholders that it has completed its search for director candidates and has determined, in connection with the Company’s 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”), (i) to expand the Board from seven to ten members and (ii) to nominate the following three individuals in the Company’s slate of directors for election at the 2012 Annual Meeting: Jaynie Miller Studenmund, John C. Dorman and Douglas C. Curling (each a “New Director” and, collectively, the “New Directors”) and to take certain other actions as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

1.	The Company hereby confirms that it will nominate the New Directors as part of the Company’s slate of directors for election at the 2012 Annual Meeting. The Company and the Stockholders each will issue a mutually agreed public statement announcing the nomination of the New Directors and the actions described in Sections 2 and 3 below.

2.	Promptly following the June 19, 2012 record date established by the Board, the Company will file the definitive proxy statement with respect to the 2012 Annual Meeting in substantially the same form previously provided to the Stockholders (the “Proxy Statement”). Additionally, immediately after the execution of this Agreement, the Company will file a Current Report on Form 8-K in the form attached hereto as Exhibit A (the “Form 8-K”), which will state that D. Van Skilling has formally informed the Company that he will retire from the Board at its 2014 Annual Meeting, and in any event will only serve as Chairman of the Board until the earlier of (a) the time when the Board selects another Chairman in accordance with the Company’s bylaws and (b) December 31, 2013.

3.	The Form 8-K also will state that the Company (a) has appointed Thomas C. O’Brien as the Chairman of the Nominating Committee and (b) effective as of and subject to their election to the Board at the 2012 Annual Meeting, will appoint one of Ms. Studenmund and Messrs. Dorman and Curling as a member of the Nominating Committee.

4.	By execution of this Agreement, the Stockholders hereby withdraw their nomination of any and all individuals for election to the Board at the 2012 Annual Meeting.

5.	Promptly after execution of this Agreement, the Stockholders will amend their filing on Schedule 13D to a filing on Schedule 13G with respect to all shares of common stock of the Company that are beneficially owned by the Stockholders and their affiliates.

6.

For so long as the restrictions contemplated by Section 7 of this Agreement are in effect, the Stockholders, their affiliates and the Company will publicly support and recommend that the Company’s stockholders vote for the election of each member of the Company’s slate of directors at the 2012 Annual Meeting. Each Stockholder and their affiliates will cause all Voting Securities (as defined below) that it is entitled to vote at the 2012 Annual Meeting (whether held of record or beneficially) to be present for quorum purposes and to be voted at such meeting in favor of the election of each member of the Company’s slate of directors at such meeting.

7.	The Stockholders and their affiliates agree that from the date hereof until the earlier of (a) the date that is ten days prior to the deadline under the Company’s bylaws for submitting nominations of directors or proposing new business in connection with the Company’s 2013 Annual Meeting of Stockholders, (b) the date that is ten days following the first date on which the Company publicly reports (i.e., in a press release, Form 8-K or Form 10-K) its financial results for the fourth quarter of 2012 and/or the full year 2012, and (c) the date on which the Company proposes to enter into an Extraordinary Transaction (as defined below), no Stockholder will, and each such Stockholder will cause its respective principals, directors, stockholders, members, partners, officers, employees, agents and affiliates not to, in any way, directly or indirectly, without the prior written consent of the Board:

(i)	acquire, announce an intention to acquire, offer or seek to acquire, or agree to acquire, by purchase, gift, tender or exchange offer, or otherwise, beneficial ownership of any additional common shares or any other securities of the Company, including any rights, warrants or options or other securities convertible into or derivative of any such securities, if in any such case immediately after the taking of such action the Stockholders and their affiliates would, in the aggregate, beneficially own more than 10% of the then outstanding common stock of the Company, except as a result of a stock split, stock dividend or other pro rata distribution made by the Company to its stockholder and in which any Stockholder participates solely in his or its capacity as a stockholder;

(ii)	form, join or participate in or become a member of a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to any equity securities of the Company;

(iii)	arrange, or participate in, any financing for the purchase by any person of any securities or assets or businesses of the Company prior to the time that such specific purchase is approved by the Board;

(iv)

make, propose or participate in the making of any proposal to the Company or any third party (by public announcement, submission to the Company or a third party or otherwise) in respect of an extraordinary corporate transaction involving the Company or any of its securities, including a merger, reorganization, recapitalization, extraordinary dividend, liquidation, sale or transfer of assets other than in the ordinary course of the business of the Company, or the acquisition or purchase by the Stockholders or any other person of all or any portion of the assets or capital stock of the Company, whether by merger, consolidation, tender or exchange offer or otherwise (an “Extraordinary Transaction”); provided, however, that (A) if the Board determines that the Company will actively pursue an Extraordinary Transaction, the Stockholders will be permitted to make a proposal concerning such Extraordinary Transaction to the Board, and (B) nothing in this Section 7 will prohibit the Stockholders from participating in any transaction that has been approved by the Board involving an Extraordinary Transaction;

(v)	call or seek to call any special meeting or other meeting of stockholders of the Company for any reason whatsoever;

(vi)	solicit proxies or consents relating to the voting of any voting or other securities of the Company, or otherwise become a “participant,” directly or indirectly, in any “solicitation” of “proxies” or consents to vote, or become a “participant” in any “election contest” or exempt solicitation under Rule 14a-2(b)(1) under the Exchange Act involving the Company (all terms used in this subsection (vi) and defined in Regulation 14A under the Exchange Act have the meanings assigned to them therein); or

(vii)	in any way cause, incite or solicit any other person to engage in any conduct or activity that otherwise would be prohibited herein.

The Stockholders and their affiliates shall be permitted to discuss with the Company and other stockholders of the Company general matters regarding the business and affairs of the Company, subject, at all times, to the restrictions in Sections 7 and 8 (including, without limitation, the non-disparagement restrictions set forth in Section 8).

8.

For so long as the restrictions contemplated by Section 7 of this Agreement are in effect, none of Stockholders, any of their affiliates ,the Company or any of its affiliates will, directly or indirectly, make or issue or cause to be made or issued any disclosure, announcement or statement, whether publicly or privately, to any third party (including without limitation the filing of any document or report with the Securities and Exchange Commission or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning any other such party or any of its respective past, present or future general partners, directors, officers or employees, which disparages or in any other way reflects adversely or detrimentally upon such other party or any of such other party’s respective past, present or future general partners, directors, officers or employees (recognizing that this Section 8 will not prohibit any private, confidential comment directly made to the other party’s officers, directors or counsel).

9.	Each of the Stockholders hereby represents to the Company, and the Company hereby represents to each of the Stockholders, that:

(i)	such party has all requisite corporate, limited partnership or limited liability company, as applicable, authority and power to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

(ii)	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all required action on the part of such party and no other proceedings on the part of such party are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby;

(iii)	this Agreement has been duly and validly executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable against such party in accordance with their respective terms; and

(iv)	this Agreement will not result in a violation on its part of any terms or provisions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party (it being understood that each party makes no representation as to whether this Agreement will result in any such violation on the part of the other parties hereto).

10.

The Stockholders hereby represent to the Company that, as of the date hereof, (i) 773,762, 1,732,029, and 5,643,928 shares of common stock of the Company are beneficially owned, respectively, by HCI, HCII and HCIII, and (ii) HCM, HA, and HGP, in their capacities though which they directly or indirectly control HCI, HCII and HCIII, have sole voting and dispositive power with respect to all 8,149,719 shares of common stock of the Company beneficially owned by HCI, HCII and HCIII. The Stockholders further represent and warrant that no Stockholder is a party to any agreement, arrangement or understanding with any third party other than the Company with respect to the securities, management or control of the Company other than as described in the draft Amendment No. 8 to Schedule 13D/A to be filed by certain Stockholders with respect to the Company, which was first provided to the Company immediately prior to the execution hereof.

11.	The Company and the Stockholders and their affiliates each acknowledge and agree that money damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach hereof, the non-breaching party will be entitled to seek injunctive and other equitable relief, without proof of actual damages, that the breaching party will not plead in defense thereto that there would be an adequate remedy at law, and that the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching party. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity.

12.	All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto will be in writing and will be deemed validly given, made or served if (a) given by fax, when such fax is transmitted to the fax number set forth below and the appropriate confirmation is received, or (b) if given by any other means, when delivered in person, by overnight courier or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested) as follows:

If to the Company:

CoreLogic, Inc.

4 First American Way

Santa Ana, CA 92707

Attn:	Stergios Theologides, Senior Vice President, General Counsel and Secretary
Fax:	714-250-6917

With copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 S. Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attn:	Brian J. McCarthy David C. Eisman
Fax:	(213) 687-5600

If to any Stockholder:

Highfields Capital Management LP

John Hancock Tower

200 Clarendon Street

59th Floor

Boston, Massachusetts 02116

Attn:	Joseph F. Mazzella
Fax:	(617) 850-7620

with copies (which shall not constitute notice) to:

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Attn:	Joseph L. Johnson III
Fax:	(617) 523-1231

13.	As used in this Agreement, (a) the term “Person” shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the term “affiliate” shall have the meaning set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become affiliates of any Person subsequent to the date of this Agreement; (c) the term “Voting Securities” shall mean the shares of common stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, common stock or other securities, whether or not subject to the passage of time or other contingencies; (d) the term “business day” shall mean any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by applicable law or executive order to close or are otherwise generally closed; and (e) the term “beneficially own” shall have the meaning ascribed to it in Rule 13d-3 of the Exchange Act.

14.	This Agreement may be executed by the parties hereto in separate counterparts (including by fax, .jpeg, .tiff and .pdf), each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument.

15.	This Agreement will be governed by and construed in accordance with the laws of the State of Delaware. Each of the Stockholders and their affiliates and the Company and its affiliates (a) irrevocably and unconditionally consents to the personal jurisdiction and venue of the federal or state courts located in Wilmington, Delaware; (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that it will not bring any action relating to this Agreement or otherwise in any court other than the federal or state courts located in Wilmington, Delaware; and (d) irrevocably waives the right to trial by jury.

16.	This Agreement, which includes the exhibits and schedules hereto, constitutes the only agreement between the Stockholders and the Company with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Any purported transfer without such consent will be void. No amendment, modification, supplement or waiver of any provision of this Agreement will be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

17.	If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

18.	This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

19.	Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties will be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.

[Execution page follows]

If the terms of this Agreement are in accordance with your understanding, please sign below, whereupon this Agreement shall constitute a binding agreement among us.

Very truly yours,

CORELOGIC, INC.

By:	/s/ Stergios Theologides
	Name:	Stergios Theologides
	Title:	Senior Vice President, General Counsel and Secretary

Acknowledged and agreed to as of the date first written above:

HIGHFIELDS CAPITAL MANAGEMENT LP

By:	Highfields GP, LLC
Its General Partner

	By:	/s/ Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director

HIGHFIELDS GP LLC

By:	/s/ Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director

HIGHFIELDS ASSOCIATES LLC

By:	/s/ Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director

HIGHFIELDS CAPITAL I LP

By:	Highfields Capital Management LP Its Investment Manager

By:	/s/ Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director and General Counsel of Highfields Capital Management LP, Investment Manager of Highfields Capital I LP

HIGHFIELDS CAPITAL II LP

By:	Highfields Capital Management LP
Its Investment Manager

By:	/s/ Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director and General Counsel of Highfields Capital Management LP, Investment Manager of Highfields Capital II LP

HIGHFIELDS CAPITAL III L.P.

By:	Highfields Capital Management LP
Its Investment Manager

By:	/s/ Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director and General Counsel of Highfields Capital Management LP, Investment Manager of Highfields Capital III L.P.

Exhibit A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2012

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 First American Way, Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 250-6400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 11, 2012, CoreLogic, Inc. (the “Company”) entered into a Support Agreement with Highfields Capital Management LP, Highfields GP LLC, Highfields Associates LLC, Highfields Capital I LP, Highfields Capital II LP, and Highfields Capital III L.P. (collectively, the “Shareholders”). Among other matters, in the Support Agreement:

•

The Company confirmed that it will nominate Douglas C. Curling, John C. Dorman and Jaynie Miller Studenmund (collectively, the “Nominees”) for election as directors at the 2012 annual meeting, and that the Shareholders will vote all shares of the Company’s common stock beneficially owned by them in favor of such Nominees and the Company’s existing directors;

•

The Company stated that D. Van Skilling has formally informed the Company that he will retire from the board at its 2014 annual meeting, and in any event will only serve as Chairman of the Board until the earlier of (a) the time when the board selects another Chairman in accordance with the Company’s bylaws and (b) December 31, 2013;

•

The Company stated that Thomas C. O’Brien has been elected as chairman of the nominating and corporate governance committee, and effective as of and subject to their election to the board at the 2012 annual meeting, the board will appoint one of the new director candidates to that committee;

•

The Shareholders agreed to amend their filing on Schedule 13D to a filing on Schedule 13G with respect to all shares of common stock of the Company that are beneficially owned by the Shareholders and to refrain from engaging in certain activities, including purchasing securities in an amount that could result in the Shareholders beneficially owning more than 10% of the Company’s outstanding common shares, proposing a sale or reorganization of the Company and soliciting proxies or consents involving the Company; and

•	Each party has agreed to refrain from making statements that disparage or adversely reflect upon the other parties.

Certain of these covenants expire on the earlier of (a) the date that is ten days prior to the deadline under the Company’s bylaws for submitting nominations of directors or proposing new business in connection with the Company’s 2013 annual meeting of stockholders, (b) the date that is ten days following the first date on which the Company publicly reports its financial results for the fourth quarter of 2012 and/or full year 2012, and (c) the date on which the Company proposes to enter into certain extraordinary transactions (as defined in the Support Agreement). The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 6, 2012, the board of directors, upon recommendation from the nominating and corporate governance committee, determined to nominate the following individuals to the board for election at the 2012 annual meeting: Douglas C. Curling, John C. Dorman and Jaynie Miller Studenmund.

In addition, on that date, D. Van Skilling informed the board that he has elected to retire from the board at the Company’s 2014 annual meeting. In connection therewith, the Board determined to select a successor to succeed Mr. Skilling as chairman of the board by the end of December 2013.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Support Agreement, dated June 11, 2012, between CoreLogic, Inc., on the one hand, and Highfields Capital Management LP, Highfields GP LLC, Highfields Associates LLC, Highfields Capital I LP, Highfields Capital II LP, and Highfields Capital III L.P., on the other hand.

99.2	Press Release, dated June 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORELOGIC, INC.

Date: June 12, 2012	By:
	Name:	Stergios Theologides
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Support Agreement, dated June 11, 2012, between CoreLogic, Inc., on the one hand, and Highfields Capital Management LP, Highfields GP LLC, Highfields Associates LLC, Highfields Capital I LP, Highfields Capital II LP, and Highfields Capital III L.P., on the other hand.

99.2	Press Release, dated June 12, 2012.